May 2015 MVW INVESTOR DAY Exhibit 99.1

2 Foreword: A Balanced Approach Jeff Hansen Vice President Investor Relations

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of federal securities laws, including statements about future operating results, performance and targets, earnings trends, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand changes for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading
“Risk Factors” contained in our most recent annual report on Form 10-K filed with the U.S. Securities and
Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this presentation. These statements are made as of May 15, 2015 and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
The “forward-looking statements” in this presentation also include statements regarding our 2018 performance given various growth scenarios. We caution you that these statements are provided for illustration and discussion purposes only and are not predictions or forecasts of, or management’s guidance regarding, our future operating results.
Throughout this presentation we report certain financial measures, each identified with a double asterisk
(“**”), that are not prescribed or authorized by United States Generally Accepted Accounting Principles
(“GAAP”). We discuss our reasons for reporting these non-GAAP measures and reconcile each to the most directly comparable GAAP measure in the Appendix to this presentation and in materials available on the investor page of our website at ir.mvwc.com.

Why Are We Here? 4 28% of respondents completely understand our story Source: MVW 2014 Perception Analysis conducted by Ipreo No Unclear Aspects

Why Are We Here? 5 However, that leaves 72% of our investor community requiring further clarity Requires More Clarity Source: MVW 2014 Perception Analysis conducted by Ipreo

Your Feedback

Recent survey results provided areas we realize need additional focus
Areas of Focus
Asset Light Model
Inventory Strategy
Development
M&A Strategy
Sales Strategy
Capital Allocation
Source: MVW 2014 Perception Analysis conducted by Ipreo

7 Prologue Steve Weisz President and Chief Executive Officer

Long-term license to operate under
the Marriott and The Ritz-Carlton
brands
Over 400,000 Owners with over
500,000 weeks equivalents owned
59 vacation properties in the United
States and seven other countries
and territories
Marriott Vacations Worldwide
Corporation (NYSE:VAC) is an
industry leader in the upscale and
luxury vacation ownership segments
Marriott’s Mai Khao Beach, Phuket, Thailand
We Are

9 Deliver Unforgettable Experiences That Make Vacation Dreams Come True! Statement Marriott’s Frenchman’s Cove, St. Thomas, U.S. Virgin Islands

Sell vacation ownership products
Earn revenue from diverse sources
• Nearly half of revenues derived
from lines of business other than
sales of vacation ownership
products
• Rent vacation ownership units
• Finance consumer purchases of
our vacation ownership products
• Manage resorts and provide
services for Owners and Members
We Do
Marriott’s Shadow Ridge, Palm Desert, California

Park City
Vail
Breckenridge
Aspen
Lake Tahoe
San Francisco
Las Vegas
Phoenix
Newport Coast
Palm Desert
Bangkok
Phuket
Kauai
Oahu
Maui
Aruba
St. Kitts
St. Thomas
Marco Island
Panama City Beach
Orlando
The Palm Beaches
Fort Lauderdale
Branson
Williamsburg
Absecon
Boston
London
Marbella
Estepona
Paris
Myrtle Beach
Hilton Head Island
Mallorca
Miami
Global Destinations

Global Destinations 12 Planned New Resorts Big Island South Beach San Diego NOTE: We have not yet closed on commitments to acquire inventory at future dates in South Beach and Big Island of Hawaii.

Long and Distinguished History
More than 30 years of industry leading experience

4 Resorts
1984
100,000
Owners
1997
Asia Pacific
Launch
2001
Introduction of
North America
Points-Based Product
2010
2011
Over
400,000 Owners
59 Resorts
2014

Spin Related Accomplishments
In our first three years as an independent public company:
Separated from Marriott International
•
Established independent IT systems
•
Optimized our infrastructure based on our size
•
Built up new public company and standalone capabilities
Improved investment community understanding of our business

Marriott’s Mountain Valley Lodge, Breckenridge, Colorado

2011 Strategies

Almost threefold improvement since 2011
Improve Adjusted Development Margin**
Dispose of Excess Land and Inventory
Grow Adjusted EBITDA**
Reduce Inventory Balances
28%
CAGR
**  See Appendix for non-GAAP financial measures.
0%
5%
10%
15%
20%
25%
30%
2011 2012 2013 2014
MVW North America
$0
$50
$100
$150
$200
$250
2011 2012 2013 2014
1.0
1.5
2.0
2.5
3.0
3.5
$200
$300
$400
$500
$600
$700
2011 2012 2013 2014
Finished Goods WIP Years On Hand
$120M Completed
$50-80M Remaining
Approximately $200 million of cash flow in excess of real estate spending since 2011

Our Commitment to Our Associates
• World class associate engagement
• More than 40% of new hires come from
referrals from existing associates
• Average associate tenure is seven years

Impressive Accomplishments
Marriott’s Cypress Harbour, Orlando, Florida

Our Spirit To Serve • A longstanding commitment to the communities in which we live and work 17 Impressive Accomplishments

• The Stevie Awards (The American Business Awards)
• “10 Best Travel Companies To Work For”
(Forbes
2014)
• TripAdvisor’s Travelers’ Choice Awards (2014 U.S., Thailand,
and France)

Impressive Accomplishments

19 Howard Nusbaum President & CEO, American Resort Development Association • Update from ARDA World • State of the industry • Why do people buy timeshare?

20

The Changing Owner 21

A Solid Foundation 22

Contributing to Our Economy 23

Comforts of a Kitchen 24

Space and Privacy 25

Why Buy
• Save money on future
vacations
• Resort location
• Overall flexibility
• Makes vacations a
certainty
• Certainty of quality
accommodations
• Resort location
• Overall flexibility
• Save money on future
vacation costs
• Certainty of quality
accommodations
• Exchange
Why Continue to Own
AIF Insights

Owner Attitude about Timeshare

Home away from home
Place to spend with people important in my life
Makes me look forward to vacations
More space for family and friends
Makes vacation planning easier

Thank You 28

Evolving and growing points product
Expanding fee-based revenue streams
Strong and disciplined marketing and
sales approach
New destinations and sales distributions
Strong long-term financial results
Strong rental program
Outline for Growth
Marriott’s Ko Olina Beach Resort,
Kapolei, Oahu, Hawaii

30 Chapter 1: Our Product Value Lee Cunningham Executive Vice President and Chief Operating Officer

Four primary revenue streams
Our Business
Rentals and recurring revenue streams
Marriott Vacation Club Destinations – points
based ownership product
Marriott’s OceanWatch,
Myrtle Beach, South Carolina

32 Broader appeal to customers Marriott’s Summit Watch, Park City, Utah Flexible customized usage options Unique points program Marriott Vacation Club Destinations Program

Satisfied Owners
The First Choice Index measures how frequently our Owners are able to receive their first choice when making a reservation to stay at one of our resorts, or are satisfied with the alternatives that are offered if their first choice is not available.
First Choice Index (North America)

• 5 times more product offerings since 2011
• Regional, luxury & river cruises
and Owner cruises
• Custom-built, Owner-exclusive
group tours
• City Explorer packages
• Luxury residences
• Adventure travel
• Golf packages
• Premier events
• Yacht charters
• In-market activities
• Airline reservations
34
Growth of Explorer Collection
Major Product Enhancements
2011 Explorer
Usage
41M Points
2014 Explorer Usage
112M Points
2015 Explorer Usage
125M Points

Growth in Points Program Participation
24% Overall CAGR
69% CAGR
74,800
177,500
46% CAGR
11% CAGR
Hybrid Owners
Legacy Owners Enrolled Pure Points Owners
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
2011 YTD 2015

Capital Efficiency of Points Program
Consumers buy portfolio rather than location
Efficient development planning and
inventory management
Ability to sell indefinitely at sales galleries
Marriott’s Ocean Pointe, Palm Beach Shores, Florida

37 Nick Rossi Senior Vice President Global Inventory and Rental Management Tony Terry Senior Vice President Global Operational Finance John Albert Vice President Resort Operations

38 2014 Owner Usage Comparison (North America) Legacy Week Usage Points Usage 65% 35% Occupy Rental Availability/Other 71% 29% Occupy Rental Availability/Other

39 Rental Margin minus equals

40 Satisfied Owners & Guests Guest Satisfaction Survey (North America) 88% 88% 89% 88% 89% 91% 87% 88% 89% 90% 91% 92% 2009 2010 2011 2012 2013 2014

Guest Satisfaction

Service Index Scores (North America)
91%
91%
92%
93%
90%
91%
92%
93%
94%
2011 2012 2013 2014
Service Index is the weighted average score for the following questions: friendliness of front desk associate; time front desk associate took; knowledge of front desk associate and all associates questions; friendliness; level of knowledge; helped with questions; and
understood individual needs.

Guest Satisfaction

Product Index Scores (North America)
88%
89%
90% 90%
87%
88%
89%
90%
91%
2011 2012 2013 2014
Product Index is the weighted average score for the following questions: everything in working order; condition of furnishings and decor; well maintained facilities; landscaping; fitness center/exercise room; and the pool(s).

Guest Satisfaction

Experience Index Scores (North America)
82%
83%
85%
86%
81%
82%
83%
84%
85%
86%
87%
2011 2012 2013 2014
Experience Index is the weighted average score for the following questions: variety of resort activities; availability of resort activities;
and activity center/kids’ area.

The experience
(resort operations)
60%
Fixed costs
(property taxes, insurance, and utilities)
20%
Asset protection
(property refurbishment/reserve)
20%
Total 100%
Annual Cost of Ownership

Marriott’s Desert Springs Villas II, Palm Desert, California
Typical management fee earned 10%

Ancillary revenue derived from owner activity onsite
Management fee – typically 10 percent of annual resort operating costs (including property tax and reserves) and trust operating costs
Exchange company (club dues) provides services to points owners to utilize their options

Recurring Fees
Marriott’s Village d’lle-de-France, Paris, France

46

A Balanced Approach
Development Margin
Management Revenue
Exchange Revenue
Development Margin (++)
Development Margin (+)
Exchange Revenue
Development Margin (+)
Management Fee Revenue
Owner Reload First Time Buyer

47 Chapter 2: Why Vacation Ownership? Brian Miller Executive Vice President Chief Sales and Marketing Officer

• World class brands
• Effective prospect targeting and preparation
• Highly efficient direct sales model
• Experienced leadership team

Our Formula for Success
Marriott’s Shadow Ridge, Palm Desert, California

49 Contract Sales Global North America Gross contract sales excludes residential and joint venture sales. $526 $582 $608 $620 $653 $687 $679 $699 $450 $500 $550 $600 $650 $700 $750 2011 2012 2013 2014

Volume Per Guest North America

Volume Per Guest (VPG) is calculated by dividing contract sales (excluding sales that are not attributed to a tour at a sales location)
by the number of sales tours.
$2,504
$2,963
$3,200
$3,386
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
2011 2012 2013 2014

Adjusted Marketing and Sales Costs**
Global North America (Vacation Ownership)
52.7%
48.4%
46.6%
46.3%
54.7%
51.3%
48.5%
47.7%
25%
30%
35%
40%
45%
50%
55%
2011 2012 2013 2014
** Adjusted for certain charges and the impact of revenue reportability. See Appendix for non-GAAP financial measures.

52 Segmentation and Targeting The “Average” Buyer 51 years of age $155,000 average household income Married Children in household College educated But no one is average Marketing

70% of Our Tours are Already Staying at Our Resorts
This allows for:
• Enhanced targeting and prioritization
• Pre-arrival touch points
• Personalized services
53
Resort Experience
and Marketing Process
Marriott’s Marbella Beach Resort, Marbella, Spain

Percent of
Marketing Channel Contract Sales Cost Percent
In house 49% 9%
Central marketing previews 9% 19%
Trial memberships 13% 6%
Hotel marketing/off property contact 13% 18%
Direct/site events/other 16% 11%
Total 100% 11%
54
Cost Effective Marketing Channel Mix*
*Full year 2014. Cost percent is the marketing expense for each marketing channel as a percent of each marketing channel’s contract sales, and excludes G&A, allocations and sales related costs.

Owner Reload Penetration North America 55 1% 2% 3% 4% 5% 6% 0% 4.6% 4.3% 4.3% 3.3% 4.6% 4.9% 5.4% 5.3% 5.2% Launch of Points 2006 2007 2008 2009 2010 2011 2012 2013 2014 Reload Percentage

Proprietary disciplined sales process
Gallery experience with private presentation areas
World-class, centralized training
Technology to customize the presentation
Multiple levels of ownership
56
Our Sales Model
Marriott’s Newport Coast ® Villas,
Newport Coast, California

What Our Owners Say 57

58 John Ruble Vice President Global Sales Operations – Talent Development

How We Sell… 60 Yes to me Yes to our brand Yes to our vacation choices Yes to vacation ownership Yes to a personal vacation plan Yes we can afford it Yes to today Left Brain “Logic”

How We Sell…

Left Brain “Logic” Right Brain “Emotions”
Yes to me
Yes to our brand
Yes to our vacation choices
Yes to vacation ownership
Yes to a personal vacation
plan
Yes we can afford it
Yes to today

Emotional Selling 62

Rent vs. Own 63 Owning Your Vacations A villa lets your family spread out

“Right Brain” Emotions 64

65 An Emotional Story

Emotional Value – Mercedes Benz 66

What is Value? What Justifies the Price Difference? A Patek Philippe “Complications” watch sells for $79,000 The Timex “Easy Reader” sells on Amazon for $28.22 67

What is Value? What Justifies the Price Difference? A first-class seat from Orlando to Maui on United Airlines is $5,091 A coach seat on the same plane, located 10 feet away, is $1,488 68

How Our Customers Want to Buy… 69

What was deemed essential in deciding whether
or not to buy?
• “Having the Sales Executive spend time getting to know us…”
• “… to understand our current and future travel needs…”
• “… customizing / personalizing the presentation to meet those needs.”
From the Voice of Our Customers:
Marriott’s Newport Coast ® Villas, Newport Coast, California

Your Vacation Plan 71 5 year vacation plan using 3,500 Vacation Club points

72 Looking Ahead New markets for distribution Increased first time buyer activity Optimize margins Marriott’s Newport Coast ® Villas, Newport Coast, California

New Markets
•
•
•
73
New Markets for Distribution
New Distributions
$75 million – $100 million total annual
stabilized contract sales
Marriott’s Marbella Beach Resort, Marbella, Spain
South Beach
Big Island, Hawaii
San Diego

74 Chapter 3: Growth Lani Kane-Hanan Executive Vice President and Chief Growth and Inventory Officer

• Add new profitable sales distributions and attractive destinations
• Maintain an efficient balance sheet
• Minimize development spending
• Optimize product cost
75
Growth Strategy
Marriott’s Grand Chateau ® , Las Vegas, Nevada
Satisfy Customer Demand

Customer Insights are a Primary Driver of MVW’s
Target Market Strategy
• Owner usage patterns
Marriott Rewards, Explorer, Exchange
• Owner and prospect surveys
• “Tour-no sale” feedback

How Do We Know… Where to Grow
Marriott’s Grande Vista, Orlando, Florida

Recent Insights • • • • 77 Target Markets New York City, New York Destination cities Hawaii, Caribbean, Florida beach Mexico Selected destinations in Asia Pacific

Opening Planned 2017
Developer's conceptual rendering; features and amenities are proposed and subject to change.
Marriott’s Crystal Shores, Marco Island, Florida
Two-tower, 152 unit, expansion of
existing Marriott’s Crystal Shores
resort
Expansion of on-site sales gallery
with incremental 2017 volume
Added amenities including an
additional pool, fitness center,
food & beverage outlet, and
parking garage
Balance sheet impact – asset light
Plans include:

Opening Planned 2016
On-site sales gallery with
incremental 2016
volume
Conversion of Declan Suites
Hotel to 264 timeshare units
Near the Gaslamp Quarter
Balance sheet impact –
self developed
The Declan Suites, San Diego, California
Plans include:

80 South Beach, Miami Beach, Florida Waikoloa Beach Marriott Resort and Spa, Waikoloa Beach, Big Island, Hawaii Projects

Plans include:
Opening Planned 2016
South Beach, Miami Beach, Florida
We have not yet closed on the commitment to acquire this inventory.
Local sales gallery with incremental
2016 volume
182 timeshare units
Amenities include a pool bar and on-
site restaurant
Pursuing an asset light structure

Plans include:
Opening Planned 2017
Waikoloa Beach Marriott Resort and Spa,
Waikoloa Beach, Big Island, Hawaii
We have not yet closed on the commitment to acquire this inventory.
Conversion of 246 hotel units into
112 timeshare units
On-site sales gallery with
incremental 2016 volume
Pursuing an asset light structure
Co-located hotel to be managed
by Marriott International

Plans include:
• Purchase of 329 unit Surfers Paradise
Marriott Resort & Spa
• Flagship presence on the Gold Coast
• Conversion of 8 dedicated floors into
88 timeshare units
• Co-located hotel to be managed by
Marriott International
• On-site sales gallery with incremental
2016 volume
• Planned sale of hotel portion in the
next 12 – 18 months
Opening Planned 2016
Surfers Paradise, Australia
We have not yet closed on the commitment to acquire this inventory.

84

Planned New Locations and Distributions
Planned
Marco
Island
San
Diego
South
Beach Waikoloa
Surfers
Paradise
Status
Under
contract
Owned
Under
contract
Under
contract
Under
contract
Deal structure
Asset
light
Self
developed
Pursuing
asset light
Pursuing
asset light
Self
developed
Initial Phase Opening
2017 2016 2016 2017 2016
New sales distribution
2017 2016 2016 2016 2016
$100 million – $125 million of total annual
stabilized distribution volume

Inventory Requirements for Growth
Additional Distribution and Incremental Sales Volume
Consumes Larger Amounts of Inventory:
85
Inventory
Registration
(6-9 Months)
Negotiation, Planning &
Design, Construction
(12-18 Months)
Inventory investment requires lead time to cover:
At minimum, years of inventory-on-hand will match the 6 to 9 month inventory registration period
Repurchasing asset light inventory reduces required lead time and years of inventory-on-hand

New Asset Light
Inventory
Developed Land
& Infrastructure
Asset Light
Repurchases
Inventory Balance
86
Future Annual Sales
20-30% supported by asset
light repurchases at
favorable product cost
70-80% supported by mix
of new asset light inventory
and developed land &
infrastructure
Incremental sales volume
supported by new
destinations with sales
distributions
Targeted Mix
15%
30%
45%
0.5 3.0
Product
Cost
Inventory Lead Time  (Years)
Target Mix Average
: Maintain 30% Product Cost

Balanced Approach 87 Risk Sales Growth Customer Satisfaction Shareholders Cost

88 Chapter 4: Financial Performance John Geller Executive Vice President and Chief Financial Officer

Structure Established for Long-Term
Sustainability and Growth
Improve Adjusted Development Margin**
Grow Adjusted EBITDA**
Reduce Inventory Balances
28% CAGR
**  See Appendix for non-GAAP financial measures.
0%
5%
10%
15%
20%
25%
2011 2012 2013 2014
$0
$50
$100
$150
$200
$250
2011 2012 2013 2014
$200
$300
$400
$500
$600
$700
2011 2012 2013 2014
Finished Goods WIP Years On Hand
1.0
1.5
2.0
2.5
3.0
3.5

Diversified Businesses

2014 Revenues**
$1,339 Million**
Development
$648M (48%)
Rentals
$264M (20%)
Resort Management
$298M (22%)
Financing
$129M (10%)
2014 Margins**
Development
$136M (40%)
Rentals
$26M (8%)
Resort Management
$99M (29%)
Financing
$79M (23%)
$340 Million**
** Revenues exclude cost reimbursements of $397 million. All margin dollars represent revenues, net of related expenses. In addition, financing margin is net of consumer financing interest expense. See Appendix for non-GAAP financial measures.

91

Key Takeaways From Today
• 2018 performance, given two growth scenarios
• Annualized contract sales growth scenarios of 5% and 10%
• Development margin of 21%
• Balanced growth
• Inter-related businesses
Marriott’s Phuket Beach Club, Phuket, Thailand

Timeshare Contract Sales Growth¹
1
Excludes residential contract sales.
92
Vacation Ownership Contract Sales
1
2015E: 5% to 8% Growth
• Higher VPG
• Increased tour flow
2018: Growth Scenarios
of 5% and 10%
Annualized Growth
• Modest long-term “same store”
growth from continued
improvement in VPG and
tour volume
• New sales distributions
2014: $699M
2015E:
$735M – $755M
2018:
$850M / $1,005M

Note: Development margin represents sale of vacation ownership products revenues, net of expenses (sale of vacation ownership products revenues less the cost of vacation ownership products expenses and marketing and sales expenses). Development margin percentage represents Development margin divided by sale of vacation ownership products revenues. Development margin and development margin percentage for 2015E and 2018 exclude the impact of residential sales.
Development Margin Growth
93
Development Margin
Development Margin Percentage:
• 2015E of 21% to 22%
• 2018 of 21% on average
Development Margin Dollars:
• Growth scenarios:
• Annualized contract sales
growth of 5% and 10%
2014: $136M
2015E:
$148M – $156M
2018:
$164M / $193M

Resort Management –
Management Fees
94
• Strong and growing recurring
revenue stream
• Typically calculated as a percentage
of costs to operate a resort
• Increase with new development,
larger owner base, and inflation
• 2018: Growth scenarios of 5%
and 10% annualized contract
sales growth
2014: $74M
2015E:
$77M – $79M
2018:
$90M / $92M

96
Resort Management –
Exchange Company Revenues
95
• Strong and growing recurring
revenue stream
• Increases with new
development
• 2018: Growth scenarios of
5% and 10% annualized
contract sales growth
2014: $44M
2015E:
$47M – $49M
2018:
$57M / $60M

Resort Management –
Ancillary Margins
Note:  Ancillary margin represents ancillary revenues, net of expenses.
2014: $7M
2015E:
$15M – $17M
2018:
$18M / $20M
• Amenities enhance resort
experience for our owners
• Growth includes the benefit
from dispositions of under-
performing assets and other
operational efficiencies

• Strong and growing recurring
revenue streams
• Improved ancillary margins
97
Resort Management
and Other Services Margin
Note:  Resort management and other services margin represents resort management and other services revenues, net of expenses.
2014: $99M
2015E:
$111M – $113M
2018:
$131M / $137M

Financing – 98 Provide financing for vacation ownership purchases Service loans internally Securitize loans in the ABS market Leverage corporate warehouse facility How We Make Money

Key Financing Characteristics
(North America)
Marriott’s Kauai Lagoons, Lihue, Kauai, Hawaii
• Average loan size of
$20,000 – $25,000
• Average down payment
of 10% – 15%
• Average loan coupon of 12.5%
• Average term of 10 years
• Monthly payments of
$300 – $400
• Average FICO score of 730
• Financing propensity of 42%
in 2014

• Securitized over $4 billion in
vacation ownership notes
receivable since 2000
• Strong notes receivable
portfolio
• Second best performing asset
class behind automobiles
• Advance rates of ~95% on
recent securitizations
• Average cost of funds on
outstanding securitizations
of 3.1% as of end of 2014
100
Established Securitization Platform
North America Loan
Originations By Credit Score
< 600
2%
600
- 649
9%
650- 699
20%
700-749
24%
> 749
45%

• Financing margins begin to
stabilize in 2015
• Securitization market assumed
to remain strong with excess
spreads close to historic
high levels
• Assumptions:
• 5% and 10% annualized
contract sales growth
scenarios
• 45% financing propensity
(North America)
101
Financing Margin
Note: Financing margin represents financing revenues, net of financing expenses and consumer financing interest expense.
2014: $79M
2018:
$79M / $85M
2015E:
$75M – $76M

• Significant improvement in rental
margins since spin-off
• 4% – 6% annualized topline growth
through 2018
• Variety of rental inventory sources
• Declining inventory costs:
• Unsold maintenance fees
(benefit from sale of
luxury inventory)
• Low to mid double digit
margin target
102
Rental Margin Growth
Note: Rental margin represents rental revenues, net of expenses.
2014: $26M
2015E:
$32M – $34M
2018:
$48M / $50M

• General & administrative costs:
• Inflationary growth
• Costs to support new
development
• Royalty fees:
• Variable – Aligned with
contract sales growth and
mix of sales
• Fixed – Increases by
half of GDP deflator
(every five years)
103
2014: $140M
2015E:
$144M – $147M
2018:
$152M / $155M
Other Expenses —
Including G&A and Royalty Fees, net of Depreciation

2015E
$148 – 156
111 – 113
32 – 34
75 – 76
(144 – 147)
$222 - 232
104
104
Adjusted EBITDA**
**  See Appendix for non-GAAP financial measures.
Development
Resort Management
Rentals
Financing
Other Expenses
Adjusted EBITDA**
2014
$136
99
26
79
(140)
$200
2018
5% Scenario
$164
131
48
79
(152)
$270
2018
10% Scenario
$193
137
50
85
(155)
$310
(in millions)

105 105 Return on Invested Capital** Targeting Meaningful ROIC Improvement 15% 26% – 30% 18% – 20% ** See Appendix for non-GAAP financial measures. 0% 5% 10% 15% 20% 25% 30% 2014 2015E 2018

106

Sources of Cash:
Adjusted cash flow from operations**
Borrowings from securitization transactions
Repayment of debt related to securitizations
Subtotal
Uses of Cash:
Inventory spending
1
Marriott Rewards loyalty program
Other, including other capex
2
Subtotal – Uses of Cash
Adjusted Free Cash Flow**
2014
$415
263
(230)
448
(100)
(25)
(39)
(164)
$284
Adjusted Free Cash Flow**
2015E
$401 – 404
300 – 306
(241 – 247)
460 – 463
(260 – 248)
(26 – 22)
(29 – 23)
(315 – 293)
$145 – 170
1 Inventory spending includes investment in vacation ownership inventory and new sales centers.
2 Other capex includes ancillary and corporate capital expenditures, changes in restricted cash and organizational and separation-related efforts.
**  See Appendix for non-GAAP financial measures.
Cumulative 2015E to 2018
High
$1,714
1,142
(884)
1,972
(1,042)
(89)
(66)
(1,197)
$775
Low
$1,569
1,048
(867)
1,750
(861)
(89)
(100)
(1,050)
$700
(in millions)

107

Adjusted free cash flow**
Additional leverage (excess debt capacity)
Further inventory optimization
Disposition proceeds
Adjusted free cash flow available for shareholders**
Low
$700
270
125
50
$1,145
Strong Cash Flow Potential
High
$775
465
150
80
$1,470
Cumulative 2015E to 2018
**  See Appendix for non-GAAP financial measures.
(in millions)

108

Balanced Capital Allocation Approach
• Continued growth through new resort locations with
on-site sales distributions
• Pursue new business opportunities
• Return excess capital to shareholders
• Share repurchase program
• Quarterly cash dividends
Marriott’s Kauai Beach Club, Lihue, Kauai, Hawaii

MVW INVESTOR DAY May 2015

Question and Answer Session

John Geller
Executive Vice President
and Chief Financial Officer
Steve Weisz
President and
Chief Executive Officer
Brian Miller
Executive Vice President
Chief Sales and
Marketing Officer
Lani Kane-Hanan
Executive Vice President
and Chief Growth and
Inventory Officer
Lee Cunningham
Executive Vice President
and Chief Operating Officer

111 Final Thoughts Steve Weisz President and Chief Executive Officer

112 A-1 Appendix

Non-GAAP Financial Measures
In this presentation we report certain financial measures that are not prescribed or authorized by United States Generally Accepted Accounting Principles (“GAAP”).  We discuss our reasons for reporting these non-GAAP financial measures below, and reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by a double asterisk ("**") on the preceding pages).  Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP.  In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.
charges incurred in the 52 weeks ended January 2, 2015, the 53 weeks ended January 3, 2014 and the 52 weeks ended December 28, 2012 and December 30, 2011, (2) exclude non-cash impairment charges in the 52 weeks ended December 30, 2011, (3) exclude gains on dispositions in the 52 weeks ended January 2, 2015 and December 28, 2012, (4)
include pro forma adjustments for the 52 weeks ended December 30, 2011 to reflect results as if we were a standalone public company throughout each period, and (5) exclude adjustments related to the extension of rescission periods in our Europe segment discussed below (“Europe Rescission Adjustments”) in the 53 weeks ended January 3, 2014 and the
52 weeks ended December 28, 2012 and December 30, 2011, because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of certain charges, non-cash impairment charges, gains and Europe Rescission Adjustments, and reflect results as if we were a standalone public company throughout each period. These adjustments are itemized below and on the following pages for fiscal years 2011 through 2014; to the extent certain charges, non-cash impairment charges or gains occur in fiscal years 2015 through 2018, similar adjustments would be made. These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before certain charges, non-cash impairment charges, gains and Europe Rescission Adjustments with results from other vacation ownership companies.
included a $24 million non-cash loss associated with the disposition of partially developed land, an operating golf course, spa and clubhouse and related facilities at a former resort in our North America segment and settlement of related litigation under the "Litigation settlement" caption, $3 million of organizational and separation related costs recorded under the
"Organizational and separation related" caption, a $3 million litigation settlement in our North America segment recorded under the "Litigation settlement" caption, and a $1 million impairment charge associated with a project in our North America segment recorded under the "Impairment" caption, partially offset by $8 million of income associated with the settlement of a dispute with a former service provider in our North America segment recorded under the "Litigation settlement" caption.
$12 million of organizational and separation related costs recorded under the "Organizational and separation related" caption, an $8 million increase in our accrual for remaining costs we expected to incur in connection with our interest in an equity method investment in a joint venture project in our North America segment recorded under the "Impairment (charges)
reversals on equity investment" caption, $5 million for a litigation settlement in our Europe segment recorded under the "Litigation settlement" caption, $2 million of severance costs in our Europe segment recorded under the "Marketing and sales" caption, and a $1 million pre-tax non-cash impairment charge related to a leased golf course at a project in our Europe segment recorded under the "Impairment" caption, partially offset by a $7 million gain for cash received in payment of fully reserved receivables in connection with an equity method investment in a joint venture project in our North America segment recorded under the "Impairment (charges) reversals on equity investment" caption, and a $1 million reversal of a previously recorded litigation settlement related to a project in our North America segment, based upon an agreement to settle the matter for an amount less than our accrual, recorded under the "Litigation settlement" caption.
Adjusted Net Income. We evaluate non-GAAP financial measures including Adjusted Net Income, Adjusted EBITDA and Adjusted Development Margin, that (1) exclude certain
Certain Charges - 52 weeks ended January 2, 2015. In our Statement of Income for the 52 weeks ended January 2, 2015,we recorded $23 million of net pre-tax charges, which
Certain Charges - 53 weeks ended January 3, 2014. In our Statement of Income for the 53 weeks ended January 3, 2014,we recorded $20 million of pre-tax charges, which  included

Non-GAAP Financial Measures
Certain Charges - 52 weeks ended December 28, 2012. In our Statement of Income for the 52 weeks ended December 28, 2012, we recorded $62 million of pre-tax charges,which included $41 million for litigation settlement charges in our North America segment recorded under the "Litigation settlement" caption, $16 million of organizational and separation related costs recorded under the "Organizational and separation related" caption, $4 million related to closing off-site sales locations in our Asia Pacific segment recorded under the
"Marketing and sales" caption, $1 million of severance in our Europe segment recorded under the "Marketing and sales" caption, $1 million of severance in our North America segment recorded under the "Marketing and sales" caption, and $1 million of costs associated with removing the Ritz-Carlton brand from one of our properties in our North America segment recorded under the "Resort management and other services" caption, partially offset by the reversal of $2 million of a previously recorded impairment charge recorded in our North America segment under the "Impairment reversals on equity investment" caption related to an equity investment in a joint venture project because the actual costs incurred to suspend our marketing and sales operations at the project were lower than previously estimated.
Certain Charges - 52 weeks ended December 30, 2011. In our Statement of Operations for the 52 weeks ended December 30, 2011, we recorded $18 million of pre-tax charges comprised of $5 million of severance costs ($3 million recorded under the "Marketing and sales" caption and $2 million recorded under the "General and administrative" caption), $4 million of spin-off related charges recorded under the "General and administrative" caption, $3 million of costs related to ADA compliance and Hurricane Irene damage at a resort in the
Bahamas recorded under the "Cost of vacation ownership products" caption, $3 million for litigation settlement charges in our North America segment recorded under the "Litigation settlement" caption, and $3 million of legal related charges recorded under the "Marketing and sales" caption.
Non-cash Impairment Charges - 52 weeks ended December 30, 2011. In preparation for the spin-off from Marriott International, management assessed the intended use of excess undeveloped land and built inventory and the current market conditions for those assets. During 2011, management approved a plan to accelerate cash flow through the monetization of certain excess undeveloped land in the United States, Mexico, and the Bahamas and to accelerate sales of excess built former Luxury segment fractional and residential inventory.
As a result, in accordance with the guidance for accounting for the impairment or disposal of long-lived assets, because the nominal cash flows from the planned land sales and the estimated fair values of the land and excess built former Luxury segment inventory were less than their respective carrying values, we recorded a pre-tax non-cash impairment charge of $324 million in our Statement of Operations for the 36 weeks ended September 9, 2011 under the “Impairment” caption. Additionally, in our Statement of Operations for the 36
weeks ended September 9, 2011 recorded under the "Impairment reversals on equity investment" caption, we reversed nearly $4 million of a more than $16 million funding liability we originally recorded in 2009 related to a former Luxury segment vacation ownership joint venture project, based on facts and circumstances surrounding the project, including favorable resolution of certain construction related claims and contingent obligations to refund certain deposits relating to sales that have subsequently closed.
Gains on dispositions:
52 weeks ended January 2, 2015. In our Statement of Income for the 52 weeks ended January 2, 2015, we recorded $5 million of gains, which included a $3 million gain associated with the sale of undeveloped and partially developed land, an operating golf course and related assets in our North America segment and a $2 million gain associated with the sale of a golf course and adjacent undeveloped land in our North America segment, both recorded under the "Gains and other income" caption.
52 weeks ended December 28, 2012. In our Statement of Income for the 52 weeks ended December 28, 2012, we recorded a net $8 million gain associated with the sale of the golf course, clubhouse and spa formerly known as The Ritz-Carlton Golf Club and Spa, Jupiter in our North America segment under the "Gains and other income" caption.
Pro Forma Adjustments - 52 weeks ended December 30, 2011. In our Statement of Operations for the 52 weeks ended December 30, 2011, we included $71 million of pre-tax pro forma adjustments comprised of $58 million of royalty fees, $3 million of consumer financing interest expense and $10 million of non-consumer financing interest expense, which included $4 million of dividends on mandatorily redeemable preferred stock of a consolidated subsidiary.

Non-GAAP Financial Measures
Europe Rescission Adjustments. In the second quarter of 2013, during the course of an internal review of certain sales documentation processes related to the sale of certain vacation ownership interests in properties associated with our Europe segment, we determined that the documentation we provided for certain sales of vacation ownership products was not strictly compliant. As a result, in accordance with applicable European regulation, the period of time during which purchasers of such interests may rescind their purchases was extended. We record revenues from the sale of vacation ownership products once the rescission period has ended. Originally, we recorded revenues from these sales of vacation ownership products based on the rescission periods in effect assuming compliant documentation had been provided to the purchasers, rather than the extended periods. As a result, we recognized revenue in incorrect periods between fiscal years 2010 and 2013 and misstated revenues in our previously filed consolidated financial statements. We provided compliant documentation to purchasers for whom the extended rescission period had not yet expired. As compliant documentation was subsequently provided as part of the corrective actions we took, the extended rescission period for most of the purchases at issue ended during the second quarter of 2013. To better reflect our on-going core operations and allow for period-over-period comparisons, we have excluded the impact associated with the extended rescission periods in our adjusted financial measures.
53 weeks ended January 3, 2014. In our Statement of Income for the 53 weeks ended January 3, 2014, we recorded after-tax Europe Rescission Adjustments of $10 million, which included a $21 million pre-tax increase in Sale of vacation ownership products revenues, pre-tax increases of $7 million and $2 million in Cost of vacation ownership products expense and Marketing and sales expense, respectively, associated with the change in revenues from the Sale of vacation ownership products, and a $2 million increase in the Provision for income taxes associated with the change in Income before income taxes.
52 weeks ended December 28, 2012. In our Statement of Income for the 52 weeks ended December 28, 2012, we recorded after-tax Europe Rescission
Adjustments of $6 million, which included a $9 million pre-tax decrease in Sale of vacation ownership products revenues, and pre-tax decreases of $2 million and $1 million in Cost of vacation ownership products expense and Marketing and sales expense, respectively, associated with the change in revenues from the Sale of vacation ownership products.
52 weeks ended December 30, 2011. In our Statement of Operations for the 52 weeks ended December 30, 2011 we recorded after-tax Europe Rescission
Adjustments of $2 million which included a $7 million pre-tax decrease in Sale of vacation ownership products revenues, pre-tax decreases of $3 million and $1 million to Cost of vacation ownership products expense and Marketing and sales expense, respectively, associated with the change in revenues from the Sale of vacation ownership products, and a Benefit for income taxes adjustment of $1 million associated with the change in Loss before income taxes.
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses). We evaluate Adjusted Development Margin (Adjusted Sale of Vacation
Ownership Products Net of Expenses) as an indicator of operating performance. Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to Cost of vacation ownership products expense and Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and includes adjustments for certain charges and Europe Rescission Adjustments as itemized in the discussion of Adjusted
Net Income above. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our on-going core operations before the impact of revenue reportability, certain charges and Europe Rescission Adjustments to our Development Margin.

Non-GAAP Financial Measures
Earnings Before Interest, Taxes, Depreciation and Amortization
("EBITDA").
EBITDA is defined as earnings, or net income, before interest expense (excluding consumer financing interest expense), provision for income taxes, depreciation and amortization.  For purposes of our EBITDA calculation, we do not adjust for consumer financing interest expense because the associated debt is secured by vacation ownership notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-
recourse to us.  Further, we consider consumer financing interest expense to be an operating expense of our business.
We consider EBITDA to be an indicator of operating performance, and we use it to measure our ability to service debt, fund capital expenditures and expand our business. We also use it, as do analysts, lenders, investors and others, because it excludes certain items that can vary widely across different industries or among companies within the same industry.
For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings.  Accordingly, the impact of interest expense on earnings can vary significantly among companies.  The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate.  As a result, effective tax rates and provision for income taxes can vary considerably among companies.  EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets.  These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies.
discussion of Adjusted Net Income above.  We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-
going core operations before the impact of certain charges, gains and Europe Rescission Adjustments.  Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our on-going core operations before the impact of certain charges, gains and Europe Rescission Adjustments with results from other vacation ownership companies.
operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations.  We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including acquisitions and strengthening the balance sheet.  Analysis of Free Cash Flow also facilitates management's comparison of our results with our competitors' results.
charges, as referred to in the discussion of Adjusted Net Income above.  We evaluate Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, excluding the impact of organizational and separation related, litigation, and other cash charges.  We consider Adjusted Free Cash
Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including acquisitions and strengthening the balance sheet.  Analysis of Adjusted Free Cash Flow also facilitates management's comparison of our results with our competitors' results.
Adjusted
EBITDA.
We also evaluate Adjusted EBITDA, which reflects additional adjustments for certain charges, gains and Europe Rescission Adjustments, as itemized in the
Free Cash
Flow.
We also evaluate Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by
Adjusted Free Cash
Flow.
We also evaluate Adjusted Free Cash Flow, which reflects additional adjustments for organizational and separation related, litigation, and other cash

Non-GAAP Financial Measures
(In millions)
2014
Total revenues 1,736 $
Less: cost reimbursements (397)
Total revenues excluding cost reimbursements** 1,339 $
** Denotes non-GAAP financial measures.
(In millions)
2014 2015E
2015 to 2018
Cumulative  (Low)
2015 to 2018
Cumulative  (High)
Cash flow from operations 291 $            $135 - $152 644 $                        623 $
Add:
Real estate inventory spending ¹
99                  240 - 230 836                           1,002
Liability for Marriott Rewards customer loyalty program 25                  26 - 22 89                             89
Adjusted cash flow from operations** 415 $            $401 - $404 1,569 $                     1,714 $
**
Denotes non-GAAP financial measures.
1   2015E Real estate inventory spending includes $47 million for the purchase of an operating hotel for future conversion to inventory.
additional leverage, further inventory optimization, and additional disposition proceeds.  We evaluate Adjusted Free Cash Flow Available for Shareholders as a liquidity measure that provides useful information to management and investors about the amount of cash available to grow the business and return capital to shareholders after taking into account Adjusted Free Cash Flow adjusted for excess debt capacity, additional development capital efficiency, and disposition proceeds.  We consider Adjusted
Free Cash Flow Available to Shareholders to be a liquidity measure that provides useful information to management and investors about the amount of cash available for strategic opportunities, including acquisitions and strengthening the balance sheet, as well as returning capital to shareholders.
Adjusted Free Cash Flow Available for Shareholders. We also evaluate Adjusted Free Cash Flow Available for Shareholders, which reflects additional adjustments for exclude the impact of real estate inventory spending and repayment of the liability for Marriott Rewards customer loyalty program.  We consider Adjusted Cash Flow from
Operations to be a meaningful indicator or our operating performance and evaluate it as a liquidity measure that provides useful information to management and investors about the amount of cash we expect to generate from the business prior to securitizing vacation ownership notes receivables that will be available for non-securitized debt service requirements, incremental investments, capital returns to shareholders, and other purposes.
Adjusted Cash Flow from Operations. We also evaluate Adjusted Cash Flow from Operations, which reflects adjustments to Cash Flow from Operations that adjustments for the impact of non-recourse securitized debt and excess cash balances.  In our ROIC calculation, we reduce average net assets by the non-recourse securitized debt as well as cash balances in excess of $75 million, and we reduce Adjusted EBITDA, less depreciation and amortization, by the associated consumer financing interest expense.  We consider ROIC to be a meaningful indicator of our operating performance, and we evaluate ROIC because it provides useful information about how effectively we use the money we invest in our business.
Return on Invested Capital (“ROIC”). We calculate ROIC as Adjusted EBITDA, less depreciation and amortization, divided by average net assets after making we participate in reimburse to us, and relates, predominantly, to payroll costs where we are the employer.  As we record cost reimbursements based upon costs incurred with no added markup, this revenue and related expense has no impact on net income attributable to us because cost reimbursements revenue net of reimbursed costs expense is zero.
We consider total revenues excluding cost reimbursements to be a meaningful metric as it represents that portion of revenue that impacts net income attributable to us.
Total Revenues Excluding Cost Reimbursements. Cost reimbursements revenue includes direct and indirect costs that property owners' associations and joint ventures

Non-GAAP Financial Measures
2014 and 2013 Adjusted Net Income and Adjusted EBITDA
(In millions)
As Reported As Adjusted As Reported Europe As Adjusted
52 Weeks Ended Certain 52 Weeks Ended 53 Weeks Ended Certain Rescission 53 Weeks Ended
January 2, 2015 Charges January 2, 2015 ** January 3, 2014 Charges Adjustment January 3, 2014 **
Revenues
Sale of vacation ownership products                             $                            648 - $           648 $                          672 $                          - $           (21) $            651 $
Resort management and other services                            298 - 298 290 - - 290
Financing                                                         129 - 129 141 - - 141
Rental                                                            264 - 264 262 - - 262
Cost reimbursements                                              397 - 397 385 - - 385
Total revenues                                                   1,736 - 1,736 1,750 - (21) 1,729
Expenses
Cost of vacation ownership products                             197 - 197 214 - (7) 207
Marketing and sales                                              315 - 315 316 (2) (2) 312
Resort management and other services                            199 - 199 206 - - 206
Financing                                                         24 - 24 25 - - 25
Rental                                                            238 - 238 251 - - 251
General and administrative                                      99 - 99 99 - - 99
Organizational and separation related 3 (3) - 12 (12) - -
Litigation settlement 19 (19) - 4 (4) - -
Consumer financing interest 26 - 26 31 - - 31
Royalty fee                                                      60 - 60 62 - - 62
Impairment                                                        1 (1) - 1 (1) - -
Cost reimbursements                                              397 - 397 385 - - 385
Total expenses                                                   1,578 (23) 1,555 1,606 (19) (9) 1,578
Gains and other income                                           5 (5) - 1 - - 1
Equity in earnings - - - - - - -
Interest expense (12) - (12) (13) - - (13)
Impairment reversals on equity investment                       - - - (1) 1 - -
Income before income taxes                                      151 18 169 131 20 (12) 139
Provision for income taxes                                      (70) 2 (68) (51) (5) 2 (54)
Net income                                                       81 $                               20 $         101 $                          80 $                            15 $         (10) $            85 $
As Reported As Adjusted As Reported Europe As Adjusted
52 Weeks Ended Certain 52 Weeks Ended 53 Weeks Ended Certain Rescission 53 Weeks Ended
January 2, 2015 Charges January 2, 2015 ** January 3, 2014 Charges Adjustment January 3, 2014 **
Net income                                                       81 $                               20 $         101 $                          80 $                            15 $         (10) $            85 $
Interest expense
1
12 - 12 13 - - 13
Tax provision                                  70 (2) 68 51 5 (2) 54
Depreciation and amortization                                   19 - 19 23 - - 23
EBITDA **                                                        182 18 $         200 $                          167 $                          20 $         (12) $            175 $
**  Denotes non-GAAP financial measures.
1
Interest expense excludes consumer financing interest expense.
NOTE: Beginning with the fourth quarter of 2014 we have combined results from Resort management and other services with results from Other, report those combined results in Resort management and other services, and have recast prior year presentation for consistency.
$

Non-GAAP Financial Measures
2012 and 2011 Adjusted Net Income and Adjusted EBITDA
(In millions) As Reported Europe As Adjusted As Reported Europe As Adjusted
52 Weeks Ended Certain Rescission 52 Weeks Ended 52 Weeks Ended Certain Rescission 52 Weeks Ended
December 28, 2012 Charges Adjustment December 28, 2012 ** December 30, 2011 Charges Pro Forma Adjustment December 30, 2011 **
Revenues
Sale of vacation ownership products          618 $                              - $            9 $                 627 $                           627 $                           - $            - $               7 $                 634 $
Resort management and other services       283 - - 283 267 - - - 267
Financing                                                            151 - - 151 169 - - - 169
Rental                                                                  225 - - 225 212 - - - 212
Cost reimbursements                                      362 - - 362 349 - - - 349
Total revenues                               1,639 - 9 1,648 1,624 - - 7 1,631
Expenses
Cost of vacation ownership products         203 - 2 205 239 (3) - 3 239
Marketing and sales                                       329 (6) 1 324 341 (6) - 1 336
Resort management and other services       213 (1) - 212 211 - - - 211
Financing                                                            26 - - 26 28 - - - 28
Rental                                                                  225 - - 225 220 - - - 220
General and administrative                            86 - - 86 81 (6) - - 75
Organizational and separation related 16 (16) - - - - - - -
Litigation settlement 41 (41) - - 3 (3) - - -
Consumer financing interest 41 - - 41 47 - 3 - 50
Royalty fee                                                        61 - - 61 4 - 58 - 62
Impairment                                                          - - - - 324 (324) - - -
Cost reimbursements                                      362 - - 362 349 - - - 349
Total expenses                               1,603 (64) 3 1,542 1,847 (342) 61 4 1,570
Gains and other income                                      9 (8) - 1 2 - - - 2
Equity in earnings 1 - - 1 - - - - -
Interest expense (17) - - (17) - - (10) - (10)
Impairment reversals on equity investment    2 (2) - - 4 (4) - - -
Income before income taxes         31 54 6 91 (217) 338 (71) 3 53
Provision for income taxes                                 (24) (20) - (44) 45 (96) 27 (1) (25)
Net income                                                           7 $                                  34 $          6 $                 47 $                             (172) $                          242 $        (44) $          2 $                 28 $
As Reported Europe As Adjusted As Reported Europe As Adjusted
52 Weeks Ended Certain Rescission 52 Weeks Ended 52 Weeks Ended Certain Rescission 52 Weeks Ended
December 28, 2012 Charges Adjustment December 28, 2012 ** December 30, 2011 Charges Pro Forma Adjustment December 30, 2011 **
Net income                                                           7 $                                  34 $          6 $                 47 $                             (172) $                          242 $        (44) $          2 $                 28 $
Interest expense¹
17 - - 17 - - 10 - 10
Tax provision                                  24 20 - 44 (45) 96 (27) 1 25
Depreciation and amortization                           30 - - 30 33 - - - 33
EBITDA **                                     78 $                                54 $          6 $                 138 $                           (184) $                          338 $        (61) $          3 $                 96 $
**  Denotes non-GAAP financial measures.
1
  Interest expense excludes consumer financing interest expense.
NOTE:  Beginning with the fourth quarter of 2014 we have combined results from Resort management and other services with results from Other, report those combined results in Resort management and other services, and have recast prior year presentation for consistency.  In the 2013 second quarter, we restated 2012 and 2011 Sale of vacation ownership products revenue, Cost of vacation ownership products and Marketing and sales expenses,
Income before income taxes, Provision for income taxes and Net income to correct prior period misstatements.

Non-GAAP Financial Measures
2014, 2013, 2012 and 2011 Adjusted Development Margin
(Adjusted Sale of Vacation Ownership Products Net of Expenses)
52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended
(In millions)
January 2, 2015 January 3, 2014 December 28, 2012 December 30, 2011
Contract sales
Vacation ownership 699 $                        679 $                        687 $                        653 $
Residential products                            14 15 1 5
Total contract sales 713 694 688 658
Revenue recognition adjustments:
Reportability¹
(15) 9 (6) 25
Europe rescission adjustment²
- 21 (9) (7)
Sales Reserve
3
(32) (36) (42) (36)
Other
4
(18) (16) (13) (13)
Sale of vacation ownership products 648 $                        672 $                        618 $                        627 $
1
Adjustment for lack of required downpayment or contract sales in rescission period.
2
Adjustment to eliminate the impact of extended rescission periods in our Europe segment.
3
Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
4
Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.
CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)
Revenue Revenue
As Reported Europe Recognition As Adjusted As Reported Europe Recognition As Adjusted
(In millions)
52 Weeks Ended Certain Rescission Reportability 52 Weeks Ended 53 Weeks Ended Certain Rescission Reportability 53 Weeks Ended
January 2, 2015 Charges Adjustment Adjustment January 2, 2015 ** January 3, 2014 Charges Adjustment Adjustment January 3, 2014 **
Sale of vacation ownership products 648 $                         - $           - $                 15 $              663 $                         672 $                         - $                              (21) $                          (9) $               642 $
Less:
Cost of vacation ownership products 197 - - 4 201 30.3% 214 - (7) (3) 204 31.7%
Marketing and sales 315 - - 1 316 47.7% 316 (2) (2) (1) 311 48.5%
Development margin 136 $                         - $           - $                 10 $              146 $                         142 $                         2 $                             (12) $                          (5) $               127 $
Development margin percentage
1
20.9% 22.0% 21.2% 19.8%
Revenue Revenue
As Reported Europe Recognition As Adjusted As Reported Europe Recognition As Adjusted
52 Weeks Ended Certain Rescission Reportability 52 Weeks Ended 52 Weeks Ended Certain Rescission Reportability 52 Weeks Ended
December 28, 2012 Charges Adjustment Adjustment December 28, 2012 ** December 30, 2011 Charges Adjustment Adjustment December 30, 2011 **
Sale of vacation ownership products 618 $                         - $           9 $                6 $                633 $                         627 $                         - $                              7 $                             (25) $            609 $
Less:
Cost of vacation ownership products 203 - 2 2 207 32.6% 239 (3) 3 (9) 230 37.9%
Marketing and sales 329 (6) 1 - 324 51.3% 341 (6) 1 (3) 333 54.7%
Development margin 86 $                           6 $           6 $                4 $                102 $                         47 $                           9 $                             3 $                             (13) $            46 $
Development margin percentage
1
14.0% 16.1% 7.6% 7.4%
**  Denotes non-GAAP financial measures.
1
Development margin percentage represents Development margin divided by Sale of vacation ownership products.  Development margin percentage is calculated using whole dollars.
CONSOLIDATED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS
NOTE:   In the 2013 second quarter, we restated 2012 and 2011 Sale of vacation ownership products revenue, Cost of vacation ownership products and Marketing and sales expenses, Income before income taxes, Provision for income taxes and Net income to correct prior period misstatements.

Non-GAAP Financial Measures
2014, 2013, 2012 and 2011 Adjusted Development Margin – North America
(Adjusted Sale of Vacation Ownership Products Net of Expenses)
52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended
(In millions)
January 2, 2015 January 3, 2014 December 28, 2012 December 30, 2011
Contract sales
Vacation ownership 620 $                        608 $                        582 $                        526 $
Residential products                            14 15 1 5
Total contract sales 634 623 583 531
Revenue recognition adjustments:
Reportability
1
(13) 5 (4) 27
Sales Reserve
2
(25) (29) (34) (29)
Other
3
(18) (16) (13) (13)
Sale of vacation ownership products 578 $                        583 $                        532 $                        516 $
1
Adjustment for lack of required downpayment or contract sales in rescission period.
2
Represents allowance for bad debts for our financed vacation ownership product sales, which we also refer to as sales reserve.
3
Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue.
NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)
Revenue Revenue
As Reported Recognition As Adjusted As Reported Recognition As Adjusted
(In millions)
52 Weeks Ended Certain Reportability 52 Weeks Ended 53 Weeks Ended Certain Reportability 53 Weeks Ended
January 2, 2015 Charges Adjustment January 2, 2015 ** January 3, 2014 Charges Adjustment January 3, 2014 **
Sale of vacation ownership products 578 $                         - $           13 $              591 $                         583 $                         - $                              (5) $                            578 $
Less:
Cost of vacation ownership products 170 - 4 174 29.4% 184 - (2) 182 31.6%
Marketing and sales 272 - 1 273 46.3% 270 - - 270 46.6%
Development margin 136 $                         - $           8 $                144 $                         129 $                         - $                              (3) $                            126 $
Development margin percentage
1
23.4% 24.3% 22.1% 21.8%
Revenue Revenue
As Reported Recognition As Adjusted As Reported Recognition As Adjusted
52 Weeks Ended Certain Reportability 52 Weeks Ended 52 Weeks Ended Certain Reportability 52 Weeks Ended
December 28, 2012 Charges Adjustment December 28, 2012 ** December 30, 2011 Charges Adjustment December 30, 2011 **
Sale of vacation ownership products 532 $                         - $           4 $                536 $                         516 $                         - $                              (27) $                          489 $
Less:
Cost of vacation ownership products 176 - 1 177 33.0% 205 (3) (11) 191 39.0%
Marketing and sales 260 (1) - 259 48.4% 263 (3) (2) 258 52.7%
Development margin 96 $                           1 $           3 $                100 $                         $                         48 6 $                             (14) $                          38 $
Development margin percentage
1
18.2% 18.6% 9.4% 8.3%
**  Denotes non-GAAP financial measures.
1
Development margin percentage represents Development margin divided by Sale of vacation ownership products.  Development margin percentage is calculated using whole dollars.
NOTE:   We combined the financial results of the former Luxury segment with the North America segment beginning with the first quarter of 2013 and have recast prior year presentation for consistency.
NORTH AMERICA CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

Non-GAAP Financial Measures
2015E and 2018 Scenarios – Net Income, Adjusted EBITDA, and Adjusted
Development Margin
(In millions) Fiscal Year
2015 (low)
Fiscal Year
2015 (high)
Fiscal Year 2018
(5% scenario)
Fiscal Year 2018
(10% scenario)
Net income 118 $                   124 $                   149 $                        174 $
Adjustments to reconcile Net income to Adjusted net income
Organizational and separation related and other charges¹
2                          2                          -                           -
Gain on dispositions ²
(10)                       (10)                       -                           -
Bulk sales ³
(6)                         (6)                         -                           -
Provision for income taxes on adjustments to net income                                        4                          4                          -                           -
Adjusted net income** 108 $                   114 $                   149 $                        174 $
(In millions) Fiscal Year
2015 (low)
Fiscal Year
2015 (high)
Fiscal Year 2018
(5% scenario)
Fiscal Year 2018
(10% scenario)
Adjusted net income **                                                                    108 $                   114 $                   149 $                        174 $
Interest expense¹
13                        13                        -                           -
Tax provision                                                                     79                        83                        95                             110
Depreciation and amortization                                                                     22                        22                        26                             26
Adjusted EBITDA**                                                                     222 $                   232 $                   270 $                        310 $
Fiscal Year
2015 (low)
Fiscal Year
2015 (high)
Fiscal Year 2018
(5% scenario)
Fiscal Year 2018
(10% scenario)
Development margin¹
21.1% 22.1% 21.0% 21.0%
Adjustments to reconcile Development margin to Adjusted development margin
Revenue recognition reportability (0.1%) (0.1%) 0.0% 0.0%
Adjusted development margin**
, 1
21.0% 22.0% 21.0% 21.0%
1    Organizational and separation related and other charges adjustment includes $1.9 million for organizational and separation related efforts in 2015; to the extent similar charges occur in fiscal years 2016 through
2018, similar adjustments would be made.
2015 ADJUSTED NET INCOME OUTLOOK AND 2018 ADJUSTED NET INCOME SCENARIOS
**  Denotes non-GAAP financial measures.
2    Gain on dispositions adjustment includes a $0.9 million gain associated with the sale of a golf course and adjacent undeveloped land as well as an estimated gain on the sale of undeveloped and partially developed land, an operating golf course, spa and clubhouse and related assets, both in our North America segment in 2015; to the extent gains occur in fiscal years 2016 through 2018, similar adjustments would be made.
3    Bulk sales adjustment includes the net $5.9 million of pre-tax income associated with the sale of the 18 units in the Asia Pacific segment in 2015; to the extent similar bulk sales occur in fiscal years 2016 through 2018, similar adjustments would be made.
2015 ADJUSTED EBITDA OUTLOOK AND 2018 ADJUSTED EBITDA SCENARIOS
**  Denotes non-GAAP financial measures.
1    Interest expense excludes consumer financing interest expense.
2015 ADJUSTED DEVELOPMENT MARGIN OUTLOOK AND 2018 ADJUSTED DEVELOPMENT MARGIN SCENARIO
Total MVW Total MVW
**  Denotes non-GAAP financial measures.
1    Development margin represents Development margin dollars divided by Sale of vacation ownership products revenues.  Development margin is calculated using whole dollars.

Non-GAAP Financial Measures
2012, 2013, 2014, 2015E and 2018 Scenarios - Adjusted Free Cash Flow
(In millions)
2012 2013 2014 Low High Low High
Adjusted net income **                                          47 $               85 $               101 $            108 $            114 $            514 $                  569 $
Adjustments to reconcile Adjusted net income to net cash
provided by operating activities:
Adjustments for non-cash items1
88 78 68 73 75
Deferred income taxes / income taxes payable (28) 20 (8) 15 17
Net changes in assets and liabilities:
Notes receivable originations (262) (260) (268) (284) (290)
Notes receivable collections 311 310 287 268 272
Inventory 68 34 82 30 34 86 2
Purchase of operating hotel for future conversion to inventory
2
- - - (47) (47) (47) (47)
Liability for Marriott Rewards customer loyalty program (64) (45) (25) (26) (22) (89) (89)
Organizational and separation related, litigation and other charges (57) (46) 4 (2) (2) (2) (2)
Other working capital changes 60 (14) 50 - 1
Other
3
182 190
Net cash provided by operating activities                       163 162 291 135 152 644 623
Capital expenditures for property and equipment (excluding inventory):
New sales centers
4
- - (1) (20) (18) (25) (40)
Organizational and separation related capital expenditures (2) (6) (3) (5) (5) (5) (5)
Other (15) (16) (11) (32) (30) (105) (72)
Change in restricted cash 12 (17) (24) 1 5 3 4
Borrowings from securitization transactions                     238 361 263 300 306 1,048 1,142
Repayment of debt related to securitizations                    (411) (361) (230) (241) (247) (867) (884)
Free cash flow**                                                 (15) 123 285 138 163 693 768
Adjustments:
Organizational and separation related, litigation and other charges 38 52 (1) 7 7 7 7
Adjusted free cash flow**                                       23 $               175 $            284 $            145 $            170 $            700 $                  775 $
1
Includes depreciation, amortization of debt issuance costs, provision for loan losses, and share-based compensation.
2
Represents investment in an operating hotel prior to future conversion to inventory.
3
4
Represents cumulative cashflow activity for 2015 through 2018 for Adjustments for non-cash items, Deferred income taxes / income taxes payable, Notes receivable originations / collections, and Other working capital changes.
2015E to 2018 Cumulative
NOTE:   We now include borrowings from securitization transactions and repayment of debt related to securitizations in our free cash flow.  As a result, free cash flow as presented in this schedule is equivalent to the non-GAAP financial measure adjusted free cash flow presented prior to the fourth quarter of 2013, and adjusted free cash flow presented in this schedule is equivalent to the non-GAAP financial measure adjusted free cash flow, as adjusted presented prior to the fourth quarter of 2013.  In our 2012 Adjusted free cash flow presentation we included Borrowings available from the securitization of sellable vacation ownership notes receivable through the Warehouse Credit Facility.  Starting with our
2013 Adjusted free cash flow, we no longer include Borrowings available from the securitization of sellable vacation ownership notes receivable through the Warehouse Credit Facility, and have recast our 2012 Adjusted free cash flow presentation for consistency.
2015E
**  Denotes non-GAAP financial measures.
Represents incremental investment in new sales centers, mainly to support new sales distributions.

Non-GAAP Financial Measures
2014, 2015E and 2018 Scenarios - Return on Invested Capital (ROIC)
(In millions)
2013 2014 2015E 2018 - (Low) 2018 - (High)
Total Assets 2,632 $      2,540 $
Less:  Cash balance (200) (347)
Add:  Assumed minimum cash balance 75 75
Adjusted total assets 2,507 2,268 2,287 2,281 2,428
Less: Current liabilities (462) (472) (479) (442) (514)
Subtotal 2,045 1,796 1,808 1,839 1,914
Less: Bonds payable (674) (708) (767) (892) (969)
Net assets 1,371 1,088 1,041 947 945
Average net assets 1,230 $      A 1,065 $               A 945 $                  A 931 $                  A
Adjusted EBITDA** 200 $         $222 - $232 270 $                  310 $
Less:  Depreciation and amortization (19) (22) (27) (27)
Adjusted EBITA**, net 181 $         B $200 - $210 B 244 $                  B 283 $                  B
ROIC** 14.7% A / B 18.7% - 19.7% A / B 25.8% A / B 30.4% A / B
**Denotes non-GAAP financial measures.